Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John R. Cooper, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Avocent Corporation on Form 10-K for the annual period ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Avocent Corporation.

Date: March 6, 2006

By:/s/ John R. Cooper
Name: John R. Cooper
Title: Chief Executive Officer

I, Edward H. Blankenship, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Avocent Corporation on Form 10-K for the annual period ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Avocent Corporation.

Date: March 6, 2006

By:/s/ Edward H. Blankenship
Name: Edward H. Blankenship
Title: Senior Vice President of Finance, Chief Financial Officer, and Assistant Secretary